CORPORATE
                                                                   HIGH YIELD
                                                                   FUND, INC.

                               [GRAPHIC OMITTED]

                                                          STRATEGIC
                                                                   Performance

                                                                   Annual Report
                                                                   May 31, 1998

                         CORPORATE HIGH YIELD FUND, INC.

The Benefits and
Risks of
Leveraging

Corporate High Yield Fund, Inc. has the ability to utilize leverage through borrowings or issuance of short-term debt securities or shares of Preferred Stock. The concept of leveraging is based on the premise that the cost of assets to be obtained from leverage will be based on short-term interest rates, which normally will be lower than the return earned by the Fund on its longer-term portfolio investments. Since the total assets of the Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Fund's Common Stock shareholders are the beneficiaries of the incremental yield.

Leverage creates risks for holders of Common Stock including the likelihood of greater net asset value and market price volatility. In addition, there is the risk that fluctuations in interest rates on borrowings (or in the dividend rates on any Preferred Stock, if the Fund were to issue Preferred Stock) may reduce the Common Stock's yield and negatively impact its market price. If the income derived from securities purchased with assets received from leverage exceeds the cost of leverage, the Fund's net income will be greater than if leverage had not been used. Conversely, if the income from the securities purchased is not sufficient to cover the cost of leverage, the Fund's net income will be less than if leverage had not been used, and therefore the amount available for distribution to Common Stock shareholders will be reduced. In this case, the Fund may nevertheless decide to maintain its leveraged position in order to avoid capital losses on securities purchased with leverage. However, the Fund will not generally utilize leverage if it anticipates that its leveraged capital structure would result in a lower rate of return for its Common Stock than would be obtained if the Common Stock were unleveraged for any significant amount of time.

Portfolio Profile
As of May 31, 1998

The quality ratings* of securities in the Fund as of May 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                                      Percent of
S&P Ratings/Moody's Ratings                                Long-Term Investments
--------------------------------------------------------------------------------
BBB/Baa............................................................         5.3%
BB/Ba..............................................................        24.2
B/B................................................................        61.0
CCC/Caa............................................................         3.1
NR (Not Rated).....................................................         6.4
--------------------------------------------------------------------------------
* In cases where bonds are rated differently by Standard & Poor's Corp. and Moody's Investors Service, Inc., bonds are categorized according to the higher of the two ratings.

                                                                Percent of Total
Foreign Holdings                                           Long-Term Investments
--------------------------------------------------------------------------------
Total Foreign Holdings.............................................        26.6%
Emerging Market Holdings...........................................        13.2
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                                Percent of Total
Five Largest Foreign Countries*                            Long-Term Investments
--------------------------------------------------------------------------------
Canada.............................................................        4.7%
Argentina..........................................................        3.4
Colombia...........................................................        3.0
United Kingdom.....................................................        3.0
Mexico.............................................................        2.6
--------------------------------------------------------------------------------
*     All holdings are denominated in US dollars.

                                   Corporate High Yield Fund, Inc., May 31, 1998

DEAR SHAREHOLDER

High-Yield Market Overview

The high-yield market entered 1998 on a note of optimism. As the year progressed, a heavy new-issue calendar and a move by fixed-income investors toward the perceived safety of the US Treasury market dampened returns and widened spreads. With a return of +5.0% as measured by the unmanaged CS First Boston High Yield Index, the high-yield market modestly outperformed the +4.2% return on the ten-year Treasury bond for the six months ended May 31, 1998. The spread between ten-year Treasury securities and the high-yield market widened to 395 basis points (3.95%) by May 31, 1998 from 373 basis points on November 30, 1997.

New-issue supply for the 12 months ended May 31, 1998 totaled near $90 billion as compared to $42 billion for the previous year, continuing the acceleration in new-issue volume that has led to a near doubling of the high-yield market since 1993. The abundance of new issues caused purchasers to be more selective and to demand better pricing. Reassessment of relative value led to lower prices and increasing yields throughout the high-yield market. Toward the middle of May, attention focused on the Asian economic turmoil and its potentially adverse effect on corporate profits. Investors fled higher risk fixed-income instruments, including bonds of both high-yield and emerging markets issuers, for the safer haven of the US Treasury market.

Though changes in investor sentiment and an ample supply of new issues may lead to volatility, we believe that current spreads offer a reasonable risk premium for high-yield bonds relative to Treasury securities and represent a good investment value. Fundamentals for the high-yield market have remained favorable. Many companies have acted to shore up balance sheets in recent years through debt repayment and equity issuance and are better able to withstand an earnings shortfall. Cash continues to enter the high-yield market, providing an ongoing level of demand that tends to support prices.

Fund Performance

For the year ended May 31, 1998, total investment return on the Fund's Common Stock was +12.53%, based on a change in the per share net asset value from $13.74 to $13.95, and assuming reinvestment of $1.459 per share income dividends. For the six months ended May 31, 1998, total investment return for the Fund was +5.55%. During the same period, the net annualized yield of the Fund's Common Stock was 11.00%. The Fund's performance for the period reflects both volatility in weaker credits and emerging markets as well as the gradual unwinding of the defensive market posture we have maintained during the past year.

Leverage Strategy

The Fund was on average 16.4% leveraged during the six-month period ended May 31, 1998. This means that we borrowed the equivalent of 16.4% of total assets invested, earning incremental yield on the investments we made with the borrowed funds. During the period, we lost several portfolio holdings to bond calls or tenders, including the bonds of Food 4 Less Supermarkets, Inc. and Repap New Brunswick, Inc. This made maintaining leverage more difficult during the earlier part of the six-month period. The widening of yield spreads in late May gave us the opportunity to increase our investments at a favorable yield spread as compared to US Treasury securities. Therefore, we expect to gradually increase leverage. On May 31, 1998, the Fund was 17.9% leveraged, having borrowed $70.3 million at a borrowing cost of 5.88%. We anticipate continuing to use market dips to add to attractive investments.

(For a complete explanation of the benefits and risks of leveraging, see page 1 of this report to shareholders.)

Investment Strategy

We took advantage of softer market conditions to purchase new issues, such as office supply distributor CEX Holdings Inc., which came at a spread of 400 basis points over the Treasury bond of comparable maturity. We also purchased recent new issues at below par and at favorable spreads. One such purchase was packaging company Indesco International Inc. senior subordinated bonds rated B-by Standard & Poor's Corp. These issues took the place of sold positions with limited upside or called bonds.

A significant portion of the new-issue market was in the communications and telephony sector. We made selective purchases in that sector, including Level 3 Communications Corp., an internet telecommunications provider with an $8.5 billion equity market capitalization. However, we avoided companies that we believed have serious competitive threats or the potential for inadequate financing to fund their investment plans. On January 14, 1998, the Board of Directors approved the Fund's ability to invest up to 15% of total assets in secondary market purchases of corporate bank loans.

Portfolio Characteristics

Communications and media was our largest broad industry category, totaling nearly 26% of total long-term investments. Of the narrowly classified sectors, the largest allocations were: transportation, 7.7% of total long-term investments, media and communications--international, 7.6%; paper and forest products, 7.5%; utilities, 5.4%; and energy, 5.4%. Non-US bonds totaled about 27% of the portfolio, with emerging market issues accounting for 13% of total long-term investments. See the foreign holdings table on page 1 of this report for the distribution of non-US dollar-denominated investments in the portfolio. At May 31, 1998, the average maturity for the portfolio was 6 years, 10 months.

In Conclusion

We thank you for your investment in Corporate High Yield Fund, Inc., and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,


/s/ Arthur Zeikel

Arthur Zeikel
President


/s/ Vincent T. Lathbury III

Vincent T. Lathbury III
Senior Vice President and
Portfolio Manager


/s/ Elizabeth M. Phillips

Elizabeth M. Phillips
Vice President and Portfolio Manager


July 1, 1998


                                     2 & 3

                                   Corporate High Yield Fund, Inc., May 31, 1998

SCHEDULE OF INVESTMENTS

                      S&P       Moody's      Face                                                                           Value
INDUSTRIES           Rating     Rating      Amount                 Corporate Bonds                           Cost         (Note 1a)
===================================================================================================================================
Aerospace &                                             L-3 Communications Corp.:
Defense--1.6%          B         B2      $ 1,850,000     10.375% due 5/01/2007                           $  1,850,000  $  2,044,250
                       B         B2        3,000,000     8.50% due 5/15/2008 (e)                            2,997,900     3,003,750
                                                                                                         ------------  ------------
                                                                                                            4,847,900     5,048,000
===================================================================================================================================
Airlines--1.0%                                          USAir Inc.:
                       B+        B1        2,369,789     11.20% due 3/19/2005**                             2,085,415     2,719,523
                       BB        Ba2         500,000     10.375% due 3/01/2013                                477,500       561,850
                                                                                                         ------------  ------------
                                                                                                            2,562,915     3,281,373
===================================================================================================================================
Automotive--2.2%       B+        B3        3,000,000    Breed Technologies, Inc., 9.25%
                                                        due 4/15/2008 (e)                                   3,000,000     3,030,000
                       B         B3        1,875,000    Collins & Aikman Corp., 11.50% due 4/15/2006        1,875,000     2,090,625
                       B+        B2        1,875,000    Venture Holdings Trust, 9.50% due 7/01/2005         1,812,246     1,924,219
                                                                                                         ------------  ------------
                                                                                                            6,687,246     7,044,844
===================================================================================================================================
Broadcasting/Radio     B-        B2        3,750,000    EZ Communications, Inc., 9.75% due 12/01/2005       3,796,875     4,078,125
& Television--2.4%     B         B2        1,500,000    Sinclair Broadcast Group Inc., 10% due 9/30/2005    1,483,125     1,605,000
                       B         B2        1,875,000    Young Broadcasting Corporation, 11.75% due
                                                        11/15/2004                                          2,085,938     2,071,875
                                                                                                         ------------  ------------
                                                                                                            7,365,938     7,755,000
===================================================================================================================================
Cable--4.1%            B-        B2        3,750,000    EchoStar Communications Corp., 10.923%* due
                                                        6/01/2004                                           3,509,136     3,618,750
                       B         B2        3,000,000    Intermedia Capital Partners L.P., 11.25% due
                                                        8/01/2006                                           3,011,250     3,345,000
                       BB-       B2        3,750,000    Lenfest Communications, Inc., 10.50% due
                                                        6/15/2006                                           3,803,438     4,256,250
                       BB+       Ba3       1,500,000    TCI Communications Inc., 9.65% due 3/31/2027        1,636,875     1,797,900
                       CCC+      B3        5,747,000    Wireless One Inc., 13.50%* due 8/01/2006 (g)        3,686,961       524,414
                                                                                                         ------------  ------------
                                                                                                           15,647,660    13,542,314
===================================================================================================================================
Cable--                                                 Australis Media Ltd. (b):
International--2.8%    D         C           118,416     1.75%/15.75% due 5/15/2003                            65,146        11,842
                       NR++      NR++      6,922,000     1.75%/15.75% due 5/15/2003 (d)                     4,874,096       692,200
                                                        Diamond Cable Communications PLC*:
                       B-        Caa1      1,500,000     11.055% due 9/30/2004                              1,408,467     1,402,500
                       B-        B3        2,625,000     10.772% due 12/15/2005                             2,055,336     2,106,563
                       B-        B3          900,000     11.387% due 2/15/2007                                583,180       645,750
                                                        NTL, Inc.:
                       B-        B3        1,500,000     10% due 2/15/2007                                  1,500,938     1,601,250
                       B-        B3        3,500,000     Series B, 11.643%* due 2/01/2006                   2,574,731     2,800,000
                                                                                                         ------------  ------------
                                                                                                           13,061,894     9,260,105
===================================================================================================================================
Chemicals--2.5%        B-        B3        3,750,000    Great Lakes Carbon Corp., 11.75% due
                                                        5/15/2008 (e)+                                      3,750,000     3,784,912
                       B+        B2        1,500,000    Huntsman Corporation, 9.50% due 7/01/2007           1,500,000     1,515,000
                       B+        B2        2,750,000    Octel Developments PLC, 10% due 5/01/2006 (e)       2,750,000     2,811,875
                                                                                                         ------------  ------------
                                                                                                            8,000,000     8,111,787
===================================================================================================================================
Communications--       B+        B1        1,500,000    TeleWest Communications PLC, 10.509%*
0.4%                                                    due 10/01/2007                                      1,210,566     1,203,750
===================================================================================================================================
Computer Services--    B         Ba3       3,000,000    Advanced Micro Devices Inc., 11% due 8/01/2003      3,116,250     3,210,000
Electronics--4.0%      B-        B2        2,250,000    Amphenol Corporation, 9.875% due 5/15/2007          2,250,000     2,396,250
                       B         B2        2,000,000    Celestica International Inc., 10.50%
                                                        due 12/31/2006                                      2,000,000     2,190,000
                       B-        B3        2,500,000    MCMS Inc., 9.75% due 3/01/2008 (e)                  2,500,000     2,462,500
                       B         B2        3,500,000    Zilog, Inc., 9.50% due 3/01/2005 (e)                3,269,375     2,887,500
                                                                                                         ------------  ------------
                                                                                                           13,135,625    13,146,250
===================================================================================================================================
Conglomerates--1.6%                                     Sequa Corp.:
                       BB        Ba2       2,000,000     9.625% due 10/15/1999                              2,055,000     2,070,000
                       B+        B1        3,000,000     9.375% due 12/15/2003                              2,941,250     3,120,000
                                                                                                         ------------  ------------
                                                                                                            4,996,250     5,190,000
===================================================================================================================================
Consumer Products--    B-        B2        2,500,000    Chattem, Inc., Series B, 12.75% due 6/15/2004       2,829,688     2,818,750
3.4%                   B-        B2        3,750,000    Home Interiors & Gifts Inc., 10.125% due
                                                        6/01/2008 (e)                                       3,750,000     3,750,000
                       B         B3        1,800,000    Packaged Ice, Inc., 9.75% due 2/01/2005 (e)         1,796,355     1,818,000
                       B-        B3        3,175,000    Syratech Corp., 11% due 4/15/2007                   2,621,000     2,857,500
                                                                                                         ------------  ------------
                                                                                                           10,997,043    11,244,250
===================================================================================================================================
Consumer Services--    B         B2        3,325,000    Affinity Group, Inc., 11.50% due 10/15/2003         3,340,625     3,524,500
1.1%
===================================================================================================================================
Diversified--1.8%      B-        B3        3,750,000    Foamex Capital Corp. L.P., 13.50%
                                                        due 8/15/2005 (e)                                   4,275,000     4,350,000
                       B-        B2        1,500,000    Koppers Industries, Inc., 9.875% due 12/01/2007     1,500,000     1,545,000
                                                                                                         ------------  ------------
                                                                                                            5,775,000     5,895,000
===================================================================================================================================
Electronics/           CCC+      Caa1      2,250,000    Telesystem International Wireless Inc., Series B,
Electrical                                              11.778%* due 6/30/2007                              1,489,276     1,485,000
Components--0.5%
===================================================================================================================================
Energy--5.2%           B         B1        3,250,000    KCS Energy Inc., 11% due 1/15/2003                  3,338,125     3,518,125
                       BBB-      Baa3      4,765,625    Oleoducto Centrale S.A., 9.35%
                                                        due 9/01/2005** (e)                                 4,765,625     4,860,938
                       NR++      B3       10,450,000    Transamerican Energy Corp., 13.163%*
                                                        due 6/15/2002                                       9,110,764     8,673,500
                                                                                                         ------------  ------------
                                                                                                           17,214,514    17,052,563
===================================================================================================================================
Entertainment--1.3%    B-        B3        3,750,000    Six Flags Theme Parks, 9.937%* due 6/15/2005        3,978,079     4,232,812
===================================================================================================================================
Financial Services--   B         B2        3,000,000    AMRESCO, Inc., 9.875% due 3/15/2005                 3,000,000     3,075,000
3.7%                   B         Ba3       4,527,000    First Nationwide Holdings Inc., 10.625%
                                                        due 10/01/2003                                      5,040,105     5,047,605
                       NR++      Baa2      2,000,000    IBJ Preferred Capital Co. LLC, 8.79% (e)(h)         1,970,000     1,762,500
                       BB-       Ba2       1,620,000    Reliance Group Holdings Inc., 9.75%
                                                        due 11/15/2003                                      1,619,725     1,696,448
                       BB        NR++        487,000    Veritas Holdings GMBH, 9.625% due 12/15/2003          491,261       516,220
                                                                                                         ------------  ------------
                                                                                                           12,121,091    12,097,773
===================================================================================================================================


                                      4 & 5

                                   Corporate High Yield Fund, Inc., May 31, 1998

                      S&P      Moody's      Face                                                                            Value
INDUSTRIES           Rating    Rating      Amount                  Corporate Bonds                           Cost         (Note 1a)
===================================================================================================================================
Food & Beverage--      B         B3      $ 2,500,000   Curtice-Burns Foods, Inc., 12.25%
0.8%                                                   due 2/01/2005                                     $  2,500,000  $  2,737,500
===================================================================================================================================
Foreign                BB-       B1        2,000,000   Republic of Brazil, Global Bonds, 10.125%
Government                                             due 5/15/2027                                        1,799,180     1,817,500
Obligations--0.6%
===================================================================================================================================
Furniture--1.0%        B         B1        3,000,000   Lifestyle Furnishings International Ltd.,
                                                       10.875% due  8/01/2006                               3,378,750     3,345,000
===================================================================================================================================
Gaming--5.9%           B+        B2        6,000,000   Greate Bay Property Funding Corp., 10.875%
                                                       due 1/15/2004                                        5,930,000     5,190,000
                       D         Caa       5,000,000   Harrah's Jazz Company, 14.25%
                                                       due 11/15/2001 (c)                                   5,000,000     1,675,000
                       B+        B2        2,250,000   Hollywood Casino Corp., 12.75% due 11/01/2003        2,428,125     2,491,875
                       BB-       B1        5,000,000   Trump Atlantic City, 11.25% due 5/01/2006            5,000,000     4,912,500
                       NR++      Caa       1,500,000   Trump Castle Funding Inc., 11.75% due 11/15/2003     1,402,860     1,372,500
                                                       Venetian Casino Resort LLC (e):
                       B-        B3          750,000     12.25% due 11/15/2004                                762,188       776,250
                       CCC+      Caa1      3,000,000     10% due 11/15/2005                                 2,841,998     2,820,000
                                                                                                         ------------  ------------
                                                                                                           23,365,171    19,238,125
===================================================================================================================================
Health Services--      B-        B3        3,750,000   ALARIS Medical Systems, Inc., 9.75%
5.8%                                                   due 12/01/2006                                       3,791,250     3,881,250
                       BBB       Ba2       2,250,000   Columbia/HCA Healthcare Corp., 7.15%
                                                       due 3/30/2004                                        2,160,000     2,209,072
                       B-        B2        1,500,000   Extendicare Health Services, 9.35%
                                                       due 12/15/2007 (e)                                   1,500,000     1,500,000
                       B+        Ba3       2,050,000   Fresenius Medical Capital Trust II, 7.875%
                                                       due 2/01/2008 (e)                                    2,054,750     2,009,000
                       B+        Ba3         950,000   Fresenius Medical Care AG, 9% due 12/01/2006           995,125       992,750
                       B-        Ba3       3,500,000   Kinetic Concepts, Inc., 9.625% due 11/01/2007        3,525,000     3,535,000
                       B-        B3        1,500,000   Paragon Health Networks, Inc., 9.50%
                                                       due 11/01/2007                                       1,493,310     1,515,000
                       B+        B2        3,000,000   Quest Diagnostic Inc., 10.75% due 12/15/2006         3,000,000     3,360,000
                                                                                                         ------------  ------------
                                                                                                           18,519,435    19,002,072
===================================================================================================================================
Independent Power      BB-       Ba2       1,500,000   Calpine Corporation, 8.75% due 7/15/2007             1,494,530     1,548,750
Producers--1.9%                                        Midland Cogeneration Venture
                                                       Limited Partnership**:
                       BB        Ba3       3,064,795     10.33% due 7/23/2002                               3,003,499     3,309,090
                       B         B2        1,000,000     13.25% due 7/23/2006                               1,263,750     1,288,010
                                                                                                         ------------  ------------
                                                                                                            5,761,779     6,145,850
===================================================================================================================================
Industrial--           B         B3        3,000,000   Neff Corporation, 10.25% due 6/01/2008 (e)           3,000,000     3,007,500
Services--0.9%
===================================================================================================================================
Media &                BB-       Ba3       3,000,000   Antenna TV S.A., 9% due 8/01/2007                    2,909,344     3,030,000
Communications--                                       Call-Net Enterprises Inc.*:
International--9.2%    BB-       B1        3,750,000     10.927% due 12/01/2004                             3,308,395     3,553,125
                       BB-       B1        3,500,000     9.27% due 8/15/2007                                2,390,038     2,450,000
                       BB-       B1        3,250,000   Comtel Brasileira Ltd., 10.75% due 9/26/2004 (e)     3,212,500     3,217,500
                       NR++      NR++      3,000,000   Facilicom International, 10.50% due 1/15/2008 (e)    3,000,000     2,970,000
                       BB-       B1        2,250,000   Globo Communicacoes Participacoes, Ltd., 10.50%
                                                       due 12/20/2006 (e)                                   2,244,428     2,199,375
                       BB        Ba2       3,750,000   Grupo Televisa S.A., 11.375% due 5/15/2003           3,750,000     4,050,000
                       B-        B3        3,000,000   Satelites Mexicanos S.A., 10.125%
                                                       due 11/01/2004 (e)                                   3,000,000     3,007,500
                       BBB-      Ba3       5,000,000   Telefonica de Argentina S.A., 11.875%
                                                       due 11/01/2004                                       4,900,400     5,550,000
                                                                                                         ------------  ------------
                                                                                                           28,715,105    30,027,500
===================================================================================================================================
Metals & Mining--      CCC+      B2        4,200,000   Kaiser Aluminum & Chemical Corp., 12.75%
3.9%                                                   due 2/01/2003                                        4,389,000     4,488,750
                       CCC+      B3        8,000,000   Maxxam Group, Inc., 12.25%* due 8/01/2003            7,838,748     8,240,000
                                                                                                         ------------  ------------
                                                                                                           12,227,748    12,728,750
===================================================================================================================================
Packaging--2.7%        B-        B3        4,750,000   Indesco International Inc., 9.75%
                                                       due 4/15/2008 (e)                                    4,717,188     4,702,500
                       B+        Ba3       3,750,000   Vicap S.A., 11.375% due 5/15/2007 (e)                3,730,125     4,059,375
                                                                                                         ------------  ------------
                                                                                                            8,447,313     8,761,875
===================================================================================================================================
Paper & Forest         B         B3        3,750,000   Ainsworth Lumber Company, 12.50% due 7/15/2007+      3,646,425     3,872,600
Products--9.0%         B         B2        3,000,000   Bear Island LLC, Series B, 10% due 12/01/2007        3,000,000     3,090,000
                       B+        B1        4,000,000   Container Corporation of America, 9.75%
                                                       due 4/01/2003                                        4,080,000     4,300,000
                       BB-       B1        4,625,000   Doman Industries Ltd., 8.75% due 3/15/2004           4,264,063     4,555,625
                       BB        Ba3       1,875,000   Malette Inc., 12.25% due 7/15/2004                   2,085,937     2,090,625
                                                       P.T. Pabrik Kertas Tjiwa Kimia:
                       CCC+      B2        1,500,000     13.25% due 8/01/2001                               1,665,000     1,218,750
                       BB        Ba3       3,000,000     10% due 8/01/2004                                  2,983,650     2,160,000
                       B-        B3        1,500,000   Riverwood International Corp., 10.25%
                                                       due 4/01/2006                                        1,451,250     1,545,000
                       B+        B1        4,000,000   S.D. Warren Co., 12% due 12/15/2004                  4,000,000     4,430,000
                       B+        B1        2,250,000   US Timberlands Klamath Falls, 9.625%
                                                       due 11/15/2007                                       2,250,000     2,334,375
                                                                                                         ------------  ------------
                                                                                                           29,426,325    29,596,975
===================================================================================================================================
Product                B-        B3        3,000,000   AmeriServ Food Company, 10.125% due 7/15/2007        3,000,000     3,120,000
Distribution--3.2%     B         B2        2,750,000   CEX Holdings Inc., 9.625% due 6/01/2008 (e)          2,750,000     2,763,750
                       B-        B3        2,250,000   Fisher Scientific International Inc., 9%
                                                       due 2/01/2008 (e)                                    2,250,000     2,227,500
                       B-        B3        2,500,000   Nebraska Book Co., 8.75% due 2/15/2008 (e)           2,500,000     2,406,250
                                                                                                         ------------  ------------
                                                                                                           10,500,000    10,517,500
===================================================================================================================================
Publishing &                                           Hollinger International, Inc.:
Printing--1.7%         BB+       Ba3       1,500,000     8.625% due 3/15/2005                               1,492,500     1,560,000
                       BB-       B1        1,500,000     9.25% due 3/15/2007                                1,490,370     1,571,250
                       B         B3        2,250,000   MDC Communications Corp., 10.50%
                                                       due 12/01/2006                                       2,250,000     2,401,875
                                                                                                         ------------  ------------
                                                                                                            5,232,870     5,533,125
===================================================================================================================================
Specialty Retailing--  B+        B1        3,000,000   NBTY, Inc., 8.625% due 9/15/2007                     2,975,250     3,022,500
0.9%
===================================================================================================================================


                                      8 & 9

                                   Corporate High Yield Fund, Inc., May 31, 1998

                      S&P      Moody's      Face                                                                            Value
INDUSTRIES           Rating    Rating      Amount                  Corporate Bonds                           Cost         (Note 1a)
===================================================================================================================================
Steel--0.6%            NR++     B1       $ 2,250,000   CSN Iron S.A., 9.125% due 6/01/2007 (e)           $  1,826,250  $  1,940,625
===================================================================================================================================
Telephony/             B+       B2         3,000,000   GCI Inc., 9.75% due 8/01/2007                        3,000,000     3,150,000
Competitive                                            Intermedia Communications Inc.:
Local Exchange         B        B2         1,500,000     10.503%* due 7/15/2007                             1,005,470     1,098,750
Carriers--3.9%         B        B2         1,000,000     8.60% due 6/01/2008 (e)                            1,000,000     1,007,500
                       B        B3         1,750,000   Level 3 Communications Corp., 9.125% due
                                                       5/01/2008 (e)                                        1,742,633     1,706,250
                                                       Nextlink Communications Inc.:
                       B        B3         3,750,000     12.50% due 4/15/2006                               3,750,000     4,275,000
                       B        B3         1,500,000     9% due 3/15/2008 (e)                               1,496,970     1,500,000
                                                                                                        ------------  ------------
                                                                                                           11,995,073    12,737,500
===================================================================================================================================
Textiles--0.9%         B        B2         3,000,000   Polymer Group, Inc., 8.75% due 3/01/2008 (e)         3,000,000     3,022,500
===================================================================================================================================
Transportation--       BB-      B1         3,000,000   Alpha Shipping PLC, 9.50% due 2/15/2008 (e)          2,982,840     2,895,000
9.3%                   B+       B1         2,750,000   American Reefer Co. Ltd., 10.25%
                                                       due 3/01/2008 (e)                                    2,750,000     2,756,875
                       BB-      NR++       3,750,000   Autopistas del Sol S.A., 10.25%
                                                       due 8/01/2009 (e)                                    3,675,000     3,646,875
                       BB-      Ba2        4,000,000   Eletson Holdings, Inc., 9.25% due 11/15/2003         4,013,750     4,120,000
                                                       GS Superhighway Holdings:
                       BB       Ba2        1,500,000     9.875% due 8/15/2004                               1,496,250     1,113,750
                       BB       Ba3        1,500,000     10.25% due 8/15/2007                               1,505,625     1,113,750
                       BB-      B1         3,750,000   Sea Containers Ltd., 12.50% due 12/01/2004           4,106,250     4,200,000
                       B-       B3         4,250,000   Transtar Holdings, Inc., 12.625%* due 12/15/2003     3,536,992     3,952,500
                       B-       B3         5,250,000   Trism Inc., 10.75% due 12/15/2000                    5,000,625     4,383,750
                       BB       Ba2        2,125,000   Viking Star Shipping Co., Inc., 9.625%
                                                       due 7/15/2003                                        1,969,531     2,146,250
                                                                                                         ------------  ------------
                                                                                                           31,036,863    30,328,750
===================================================================================================================================
Utilities--6.2%        B+       Ba1        2,250,000   AES Corporation, 8.50% due 11/01/2007                2,245,500     2,261,250
                       BB+      Baa3       3,000,000   Empresa Electricidad del Norte, 10.50%
                                                       due 6/15/2005 (e)                                    3,000,000     3,060,000
                       BBB-     Ba3        4,750,000   Metrogas S.A., 12% due 8/15/2000                     4,803,281     5,023,125
                       BB-      Ba3        4,000,000   Texas-New Mexico Power Co., 10.75% due 9/15/2003     4,085,000     4,304,240
                       NR++     NR++       5,106,532   Tucson Electric & Power Co., 10.21%
                                                       due 1/01/2009** (f)                                  4,798,574     5,620,862
                                                                                                         ------------  ------------
                                                                                                           18,932,355    20,269,477
===================================================================================================================================
Waste                  D        Ca         4,000,000   Mid-American Waste Systems, Inc., 12.25%
Management--                                           due 2/15/2003 (c)                                    2,480,088     1,060,000
0.3%
===================================================================================================================================
Wireless               CCC+     B2         3,000,000   Cencall Communications Corp., 13.935%*
Communications--                                       due 1/15/2004                                        2,338,882     2,932,500
Domestic Paging &                                      Nextel Communications Inc.*:
Cellular--3.7%         CCC+     B2         4,600,000     12.819% due 8/15/2004                              3,681,133     4,450,500
                       CCC+     B2         2,250,000     9.505% due 10/31/2007                              1,507,206     1,451,250
                       B-       B3         3,000,000   Western Wireless Corp., 10.50% due 2/01/2007         2,987,812     3,210,000
                                                                                                         ------------  ------------
                                                                                                           10,515,033    12,044,250
===================================================================================================================================
Wireless               NR++     NR++       3,000,000   Celcaribe S.A., 11.318%* due 3/15/2004               3,179,885     3,045,000
Communications--       B+       B3         6,208,000   Comunicacion Celular S.A., 13.154%*
International                                          due 11/15/2003                                       4,519,742     4,811,200
Paging &               CCC+     NR++       3,750,000   McCaw International Ltd., 11.757%* due 4/15/2007     2,492,465     2,475,000
Cellular--4.2%         B-       B3         4,500,000   Millicom International Cellular S.A., 13.803%*
                                                       due 6/01/2006                                        2,978,866     3,543,750
                                                                                                         ------------  ------------
                                                                                                           13,170,958    13,874,950
===================================================================================================================================
                                                       Total Investments in Corporate Bonds--116.2%       381,237,168   379,875,145
===================================================================================================================================
                                              Shares
                                                Held                            Common Stocks
===================================================================================================================================
Energy--1.3%                                 321,384   CHI Energy Inc. (Series A) (c)                       5,096,857     4,177,992
===================================================================================================================================
Entertainment--0.8%                          191,749   On Command Corporation (c)                           5,573,706     2,636,549
===================================================================================================================================
Supermarkets--0.0%                            70,697   Grand Union Co. (c)                                  4,152,500        12,018
===================================================================================================================================
Wireless                                      10,611   Nextel Communications Inc. (Class A) (c)               171,223       249,358
Communications--
Domestic Paging &
Cellular--0.1%
===================================================================================================================================
                                                       Total Investments in Common Stocks--2.2%            14,994,286     7,075,917
===================================================================================================================================
                                                                   Preferred Stocks & Warrants
===================================================================================================================================
Cable--0.0%                                   45,725   American Telecasting, Inc. (Series B)
                                                       (Warrants) (a)                                               0           457
                                               5,747   Wireless One, Inc. (Warrants) (a)                      121,377            57
                                                                                                         ------------  ------------
                                                                                                              121,377           514
===================================================================================================================================
Entertainment--1.9%                           61,014   On Command Corporation (Warrants) (a)                  488,120       305,070
                                               5,170   Time Warner Inc. (Series M)+                         5,672,677     5,867,950
                                                                                                         ------------  ------------
                                                                                                            6,160,797     6,173,020
===================================================================================================================================
Telephony/Competitive                          1,729   Intermedia Communications Inc. (Series B)
Local Exchange                                         (Convertible)+                                       1,758,497     2,083,445
Carriers--0.6%
===================================================================================================================================
Wireless                                         822   Nextel Communications Inc. (Series D)+                 831,165       920,640
Communications--
Domestic Paging &
Cellular--0.3%
===================================================================================================================================
Wireless                                       3,750   Cellular Communications International Inc.
Communications--                                       (Warrants) (a)                                          90,489        58,875
International Paging &                         6,208   Comunicacion Celular S.A. (Warrants) (a)(e)              6,782        43,456
Cellular--0.0%                                                                                           ------------  ------------
                                                                                                               97,271       102,331
===================================================================================================================================
                                                       Total Investments in Preferred Stocks &
                                                       Warrants--2.8%                                       8,969,107     9,279,950
===================================================================================================================================


                                      8 & 9

                                   Corporate High Yield Fund, Inc., May 31, 1998

SCHEDULE OF INVESTMENTS (concluded)

                                              Face                                                                           Value
                                             Amount             Short Term Securities                         Cost         (Note 1a)
====================================================================================================================================
Commercial                                 $ 299,000   General Motors Acceptance Corp., 5.69%
Paper***--0.1%                                         due 6/01/1998                                     $    299,000  $    299,000
====================================================================================================================================
                                                       Total Investments in Short-Term Securities--0.1%       299,000       299,000
====================================================================================================================================
                                                       Total Investments--121.3%                         $405,499,561   396,530,012
                                                       Liabilities in Excess of Other Assets--(21.3%)    ============   (69,601,478)
                                                                                                                       ------------
                                                       Net Assets--100.0%                                              $326,928,534
                                                                                                                       ============
====================================================================================================================================

* Represents a zero coupon or step bond; the interest rate shown is the effective yield at the time of purchase by the Fund.
**    Subject to principal paydowns.
*** Commercial Paper is traded on a discount basis; the interest rate shown is the discount rate paid at the time of purchase by the Fund.
+ Represents a pay-in-kind security which may pay interest in additional shares/face.
++    Not Rated.
(a) Warrants entitle the Fund to purchase a predetermined number of shares of common stock/face amount of bonds. The purchase price and number of shares/face amount are subject to adjustment under certain conditions until the expiration date and are non-income producing.
(b) Represents a step bond. Coupon payments are paid-in-kind, in which the Fund receives additional face amount at an annual rate of 1.75% until May 15, 2000. Subsequently, the Fund will receive cash coupon payments at an annual rate of 15.75% until maturity.
(c)   Non-income producing security.
(d)   Each $1,000 face amount contains one warrant of Australis Media Ltd.
(e) The security may be offered and sold to "qualified institutional buyers" under Rule 144A of the Securities Act of 1933.
(f) Restricted security as to resale. The value of the Fund's investment in restricted securities was approximately $5,621,000, representing 1.7% of net assets.

--------------------------------------------------------------------------------
                                            Acquisition                 Value
Issue                                          Dates      Cost        (Note 1a)
--------------------------------------------------------------------------------
Tucson Electric & Power Co., 10.21%        6/25/1993-
due 1/01/2009                              7/28/1993   $ 4,798,574   $ 5,620,862
--------------------------------------------------------------------------------
Total                                                  $ 4,798,574   $ 5,620,862
                                                       ===========   ===========
--------------------------------------------------------------------------------

(g)   Each $1,000 face amount contains one warrant of Wireless One, Inc.
(h) The security is a perpetual bond and has no definite maturity date. Ratings of issues shown have not been audited by Deloitte & Touche LLP.

See Notes to Financial Statements.

STATEMENT OF ASSETS, LIABILITIES AND CAPITAL

                         As of May 31, 1998
====================================================================================================================================
Assets:                  Investments, at value (identified cost--$405,499,561) (Note 1a) ...........                   $396,530,012
                         Cash ......................................................................                          1,942
                         Receivables:
                              Securities sold ......................................................    $  8,461,460
                              Interest .............................................................       8,241,272     16,702,732
                                                                                                        ------------
                         Deferred organization expenses (Note 1e) ..................................                          1,083
                         Prepaid expenses and other assets .........................................                        100,186
                                                                                                                       ------------
                         Total assets ..............................................................                    413,335,955
                                                                                                                       ------------
====================================================================================================================================
Liabilities:             Loans (Note 5) ............................................................                     70,300,000
                         Payables:
                              Securities purchased .................................................      15,165,874
                              Interest on loans (Note 5) ...........................................         678,494
                              Investment adviser (Note 2) ..........................................         166,828     16,011,196
                                                                                                        ------------
                         Accrued expenses and other liabilities ....................................                         96,225
                                                                                                                       ------------
                         Total liabilities .........................................................                     86,407,421
                                                                                                                       ------------
====================================================================================================================================
Net Assets:              Net assets ................................................................                   $326,928,534
                                                                                                                       ============
====================================================================================================================================
Capital:                 Common Stock, $.10 par value, 200,000,000 shares authorized ...............                   $  2,343,882
                         Paid-in capital in excess of par ..........................................                    327,628,919
                         Undistributed investment income--net ......................................                      3,590,273
                         Undistributed realized capital gains on investments--net ..................                      2,335,009
                         Unrealized depreciation on investments--net ...............................                     (8,969,549)
                                                                                                                       ------------
                         Total--Equivalent to $13.95 per share based on 23,438,815 shares of capital
                         stock outstanding (market price $14.1875) .................................                   $326,928,534
                                                                                                                       ============
====================================================================================================================================

                         See Notes to Financial Statements.


                                     10 & 11

                                   Corporate High Yield Fund, Inc., May 31, 1998

STATEMENT OF OPERATIONS

                         For the Year Ended May 31, 1998
===================================================================================================================================
Investment Income        Interest and discount earned...........................................                       $ 36,283,555
(Note 1d):               Dividends..............................................................                          1,265,631
                         Other..................................................................                            574,971
                                                                                                                       ------------
                         Total income...........................................................                         38,124,157
                                                                                                                       ------------
===================================================================================================================================
Expenses:                Loan interest expense (Note 5).........................................       $  3,032,953
                         Investment advisory fees (Note 2)......................................          1,880,807
                         Borrowing costs (Note 5)...............................................            121,092
                         Professional fees......................................................             91,475
                         Accounting services (Note 2)...........................................             81,625
                         Transfer agent fees....................................................             57,611
                         Printing and shareholder reports.......................................             48,736
                         Directors' fees and expenses...........................................             40,347
                         Custodian fees.........................................................             25,189
                         Amortization of organization expenses (Note 1e)........................             17,188
                         Pricing services.......................................................              8,919
                         Other..................................................................             38,646
                                                                                                       ------------
                         Total expenses.........................................................                          5,444,588
                                                                                                                       ------------
                         Investment income--net.................................................                         32,679,569
                                                                                                                       ------------
===================================================================================================================================
Realized & Unrealized    Realized gain on investments--net......................................                          9,402,781
Gain (Loss) on           Change in unrealized depreciation on investments--net..................                         (4,365,077)
Investments--Net                                                                                                       ------------
(Notes 1b, 1d & 3):      Net Increase in Net Assets Resulting from Operations...................                       $ 37,717,273
                                                                                                                       ============
===================================================================================================================================

                         See Notes to Financial Statements.

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                        For the Year Ended May 31,
                                                                                                        ---------------------------
                         Increase (Decrease) in Net Assets:                                                 1998           1997
===================================================================================================================================
Operations:              Investment income--net................................................         $ 32,679,569   $ 32,116,435
                         Realized gain (loss) on investments--net..............................            9,402,781       (223,424)
                         Change in unrealized depreciation on investments--net.................           (4,365,077)     2,092,741
                                                                                                        ------------    -----------
                         Net increase in net assets resulting from operations..................           37,717,273     33,985,752
                                                                                                        ------------    -----------
===================================================================================================================================
Dividends to             Investment income--net................................................          (33,072,339)   (32,632,299)
Shareholders                                                                                            ------------    -----------
(Note 1f):               Net decrease in net assets resulting from dividends to shareholders...          (33,072,339)   (32,632,299)
                                                                                                        ------------    -----------
===================================================================================================================================
Capital Stock            Value of shares issued to Common Stock shareholders in reinvestment
Transactions (Note 4):   of dividends..........................................................            9,374,343     10,651,397
                                                                                                        ------------    -----------
                         Net increase in net assets derived from capital stock transactions....            9,374,343     10,651,397
                                                                                                        ------------    -----------
===================================================================================================================================
Net Assets:              Total increase in net assets..........................................           14,019,277     12,004,850
                         Beginning of year.....................................................          312,909,257    300,904,407
                                                                                                        ------------    -----------
                         End of year*..........................................................         $326,928,534   $312,909,257
                                                                                                        ============    ===========
===================================================================================================================================
                         *  Undistributed investment income--net (Note 1g)                              $  3,590,273   $  3,569,440
                                                                                                        ============    ===========
===================================================================================================================================

                         See Notes to Financial Statements.

STATEMENT OF CASH FLOWS

                         For the Year Ended May 31, 1998
===================================================================================================================================
Cash Provided by         Net increase in net assets resulting from operations..................                       $  37,717,273
Operating Activities:    Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
                           Increase in receivables.............................................                          (1,350,636)
                           Increase in other assets............................................                             (17,026)
                           Decrease in other liabilities.......................................                          (1,007,216)
                           Realized and unrealized gain on investments--net....................                          (5,037,704)
                           Amortization of discount............................................                          (7,243,559)
                                                                                                                      -------------
                         Net cash provided by operating activities.............................                          23,061,132
                                                                                                                      -------------
===================================================================================================================================
Cash Used for            Proceeds from sales of long-term investments..........................                         200,112,527
Investing Activities:    Purchases of long-term investments....................................                        (241,804,154)
                         Purchases of short-term investments...................................                        (115,368,567)
                         Proceeds from sales and maturities of short-term investments..........                         115,399,000
                                                                                                                      -------------
                         Net cash used for investing activities................................                         (41,661,194)
                                                                                                                      -------------
===================================================================================================================================
Cash Provided by         Cash receipts from borrowings.........................................                         205,800,000
Financing Activities:    Cash payments on borrowings...........................................                        (163,500,000)
                         Dividends paid to shareholders........................................                         (23,697,996)
                                                                                                                      -------------
                         Net cash provided by financing activities.............................                          18,602,004
                                                                                                                      -------------
===================================================================================================================================
Cash:                    Net increase in cash..................................................                               1,942
                         Cash at beginning of year.............................................                                   0
                                                                                                                      -------------
                         Cash at end of year...................................................                       $       1,942
                                                                                                                      =============
===================================================================================================================================
Cash Flow                Cash paid for interest................................................                       $   2,569,601
                                                                                                                      =============
Information:
===================================================================================================================================
Non-Cash Financing       Reinvestment of dividends paid to shareholders........................                       $   9,374,343
Activities:                                                                                                           =============
===================================================================================================================================

                         See Notes to Financial Statements.


                                     12 & 13

                                   Corporate High Yield Fund, Inc., May 31, 1998

FINANCIAL HIGHLIGHTS

The following per share data and ratios have been derived from information provided in the financial statements.

                                                                                       For the Year Ended May 31,
                                                                                  -------------------------------------
Increase (Decrease) in Net Asset Value:                                             1998++        1997++        1996++
=======================================================================================================================
Per Share         Net asset value, beginning of period .........................  $   13.74     $   13.68     $   13.35
Operating                                                                         ---------     ---------     ---------
Performance:      Investment income--net .......................................       1.42          1.44          1.46
                  Realized and unrealized gain (loss) on investments--net ......        .25           .08           .33
                                                                                  ---------     ---------     ---------
                  Total from investment operations .............................       1.67          1.52          1.79
                                                                                  ---------     ---------     ---------
                  Less dividends from investment income--net ...................      (1.46)        (1.46)        (1.46)
                                                                                  ---------     ---------     ---------
                  Net asset value, end of period ...............................  $   13.95     $   13.74     $   13.68
                                                                                  =========     =========     =========
                  Market price per share, end of period ........................  $ 14.1875     $  14.125     $  13.375
                                                                                  =========     =========     =========
=======================================================================================================================
Total Investment  Based on market price per share ..............................      11.33%        17.44%         9.35%
Return:**                                                                         =========     =========     =========
                  Based on net asset value per share ...........................      12.53%        11.69%        14.15%
                                                                                  =========     =========     =========
=======================================================================================================================
Ratios to         Expenses, excluding interest expense .........................        .64%          .66%          .70%
Average                                                                           =========     =========     =========
Net Assets:       Expenses .....................................................       1.45%         1.27%         1.62%
                                                                                  =========     =========     =========
                  Investment income--net .......................................       8.71%         9.43%         9.20%
                                                                                  =========     =========     =========
=======================================================================================================================
Leverage:         Amount of borrowings outstanding, end of period
                  (in thousands) ...............................................  $  70,300     $  28,000     $  54,000
                                                                                  =========     =========     =========
                  Average amount of borrowings outstanding during the
                  period (in thousands) ........................................  $  52,080     $  36,667     $  49,424
                                                                                  =========     =========     =========
                  Average amount of borrowings outstanding per share
                  during the period ............................................  $    2.26     $    1.64     $    2.27
                                                                                  =========     =========     =========
=======================================================================================================================
Supplemental      Net assets, end of period (in thousands) .....................  $ 326,929     $ 312,909     $ 300,904
Data:                                                                             =========     =========     =========
                  Portfolio turnover ...........................................      55.42%        52.91%        65.68%
                                                                                  =========     =========     =========
=======================================================================================================================
                                                                                     For the      For the
                                                                                      Year         Period
                                                                                      Ended       June 25,
                                                                                      May 31,     1993+ to
                                                                                    --------       May 31,
                    Increase (Decrease) in Net Asset Value:                           1995++        1994
==========================================================================================================
Per Share           Net asset value, beginning of period ........................   $   13.21     $  14.18
Operating                                                                           ---------     --------
Performance:        Investment income--net ......................................        1.62         1.30
                    Realized and unrealized gain (loss) on investments--net .....         .14        (1.10)
                                                                                    ---------     --------
                    Total from investment operations ............................        1.76          .20
                                                                                    ---------     --------
                    Less dividends from investment income--net ..................       (1.62)       (1.17)
                                                                                    ---------     --------
                    Net asset value, end of period ..............................   $   13.35     $  13.21
                                                                                    =========     ========
                    Market price per share, end of period .......................   $  13.625     $ 13.875
                                                                                    =========     ========
==========================================================================================================
Total Investment    Based on market price per share .............................       11.67%         .36%+++
Return:**                                                                           =========     ========
                    Based on net asset value per share ..........................       14.92%        1.08%+++
                                                                                    =========     ========
==========================================================================================================
Ratios to Average   Expenses, excluding interest expense ........................         .69%         .68%*
Net Assets:                                                                         =========     ========
                    Expenses ....................................................        2.53%        1.76%*
                                                                                    =========     ========
                    Investment income--net ......................................        9.03%        7.55%*
                                                                                    =========     ========
==========================================================================================================
Leverage:           Amount of borrowings outstanding, end of period
                    (in thousands) ..............................................   $  46,000     $124,000
                                                                                    =========     ========
                    Average amount of borrowings outstanding during the
                    period (in thousands) .......................................   $ 107,934     $ 98,601
                                                                                    =========     ========
                    Average amount of borrowings outstanding per share
                    during the period ...........................................   $    5.13     $   4.78
                                                                                    =========     ========
==========================================================================================================
Supplemental        Net assets, end of period (in thousands) ....................   $ 287,285     $272,737
Data:                                                                               =========     ========
                    Portfolio turnover ..........................................       45.73%       45.82%
                                                                                    =========     ========
==========================================================================================================

+     Commencement of operations.
++    Based on average shares outstanding.
+++   Aggregate total investment return.
*     Annualized.
** Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales loads.

      See Notes to Financial Statements.

NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:

Corporate High Yield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940 as a diversified, closed-end management investment company. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol COY.

(a) Valuation of investments--Portfolio securities are valued on the basis of prices furnished by one or more pricing services which determine prices for normal, institutional-size trading units of such securities using market information, transactions for comparable securities and various relationships between securities which are generally recognized by institutional traders. In certain circumstances, portfolio securities are valued at the last sale price on the exchange that is the primary market for such securities, or the last quoted bid price for those securities for which the over-the-counter market is the primary market or for listed securities in which there were no sales during the day. The value of interest rate swaps, caps and floors is determined in accordance with a formula and then confirmed periodically by obtaining a bank quotation. Options written are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last asked price. Options purchased are valued at the last sale price in the case of exchange-traded options or, in the case of options traded in the over-the-counter market, the last bid price. Obligations with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value, unless this method no longer produces fair valuations. Rights or warrants to acquire stock, or stock acquired pursuant to the exercise of a right or warrant, may be valued taking into account various factors such as original cost to the Fund, earnings and net worth of the issuer, market prices for securities of similar issuers, assessment of the issuer's future prosperity, liquidation value or third party transactions involving the issuer's securities. Securities for which there exist no price quotations or valuations and all other assets including futures contracts and related options are valued at fair value as determined in good faith by or on behalf of the Board of Directors of the Fund.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

o Options--The Fund is authorized to write and purchase call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

o Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as


                                     14 & 15

                                   Corporate High Yield Fund, Inc., May 31, 1998

NOTES TO FINANCIAL STATEMENTS (concluded)

collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

o Interest rate transactions--The Fund is authorized to enter into interest rate swaps and purchase or sell interest rate caps and floors. In an interest rate swap, the Fund exchanges with another party their respective commitments to pay or receive interest on a specified notional principal amount. The purchase of an interest rate cap (or floor) entitles the purchaser, to the extent that a specified index exceeds (or falls below) a predetermined interest rate, to receive payments of interest equal to the difference between the index and the predetermined rate on a notional principal amount from the party selling such interest rate cap (or floor).

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Dividend income is recorded on the ex-dividend dates. Interest income (including amortization of discount) is recognized on the accrual basis. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses--Deferred organization expenses are amortized on a straight-line basis over a five-year period.

(f) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(g) Reclassification--Generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, current year's permanent book/tax differences of $413,603 have been reclassified between undistributed net realized capital gains and undistributed net investment income. These reclassifications have no effect on net assets or net asset value per share.

2. Investment Advisory Agreement and Transactions with Affiliates:

The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services the Fund pays a monthly fee at an annual rate of 0.50% of the Fund's average weekly net assets plus the proceeds of any outstanding principal borrowed.

For the year ended May 31, 1998, the Fund paid Merrill Lynch Security Pricing Service, an affiliate of Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), $6,627 for security price quotations to compute the net asset value of the Fund.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.

3. Investments:

Purchases and sales of investments, excluding short-term securities, for the year ended May 31, 1998 were $256,970,028, and $205,845,871, respectively.

Net realized gains for the year ended May 31, 1998 and net unrealized losses as of May 31, 1998 were as follows:

--------------------------------------------------------------------------------
                                                 Realized           Unrealized
                                                   Gains              Losses
Long-term investments.......................     $9,402,781         $(8,969,549)
                                                 ----------         -----------
Total.......................................     $9,402,781         $(8,969,549)
                                                 ==========         ===========
--------------------------------------------------------------------------------

As of May 31, 1998, net unrealized depreciation for financial reporting and Federal income tax purposes aggregated $10,567,101, of which $15,890,897 related to appreciated securities and $26,457,998 related to depreciated securities. The aggregate cost of investments at May 31, 1998 for Federal income tax purposes was $407,097,113.

4. Capital Share Transactions:

The Fund is authorized to issue 200,000,000 shares of capital stock, par value $.10, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to classify and reclassify any unissued shares of capital stock without approval of the holders of Common Stock.

Shares issued and outstanding during the years ended May 31, 1998 and May 31, 1997 increased by 664,216 and 778,495, respectively, as a result of dividend reinvestment.

5. Short-Term Borrowings:

On August 13, 1997, the Fund extended its credit agreement with Merrill Lynch International Bank Limited, an affiliate of MLPF&S. The agreement provides for $130,000,000 unsecured revolving credit facility bearing interest at the Federal Funds Rate plus 0.25% and/or LIBOR plus 0.25%. For the year ended May 31, 1998, the average amount borrowed was approximately $52,080,000 and the daily weighted average interest rate was 5.84%. For the year ended May 31, 1998, facility and commitment fees aggregated $121,092.

6. Subsequent Event:

On June 8, 1998, the Fund's Board of Directors declared an ordinary income dividend to Common Stock shareholders in the amount of $.118358 per share, payable on June 30, 1998 to shareholders of record as of June 22, 1998.


                                    16 & 17

                                   Corporate High Yield Fund, Inc., May 31, 1998

INDEPENDENT AUDITORS' REPORT

The Board of Directors and Shareholders, Corporate High Yield Fund, Inc.:

We have audited the accompanying statement of assets, liabilities and capital, including the schedule of investments, of Corporate High Yield Fund, Inc. as of May 31, 1998, the related statements of operations and cash flows for the year then ended, changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years in the four-year period then ended and the period June 25, 1993 (commencement of operations) to May 31, 1994. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at May 31, 1998 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Corporate High Yield Fund, Inc. as of May 31, 1998, the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
July 13, 1998


PORTFOLIO INFORMATION (unaudited)

                                                                                                                    Percent of Total
                        As of May 31, 1998                                                                     Long-Term Investments
------------------------------------------------------------------------------------------------------------------------------------
Ten Largest Holdings    TransAmerican Energy Corp.    TransAmerican Energy has interests in natural gas and
                                                      oil refining. The company owns approximately 70% of
                                                      TransTexas Gas Corp., a public natural gas exploration,
                                                      development and production company, primarily in
                                                      southern Texas. 100%-owned TransAmerican Refining Corp.
                                                      owns a large petroleum refinery on the Gulf Coast near
                                                      New Orleans. The refinery is being rebuilt to process
                                                      heavy, sour crude oils into higher value, light
                                                      petroleum products such as gasoline and heating oil.                      2.2%
                        ------------------------------------------------------------------------------------------------------------
                        Maxxam Group, Inc.            Maxxam is a holding company whose affiliate, Kaiser
                                                      Aluminum, is a leading producer of aluminum. Kaiser's
                                                      common stock secures these bonds. Through subsidiaries,
                                                      Pacific Lumber and Britt Lumber, Maxxam is the largest
                                                      producer of premium-grade redwood lumber in the world.                    2.1
                        ------------------------------------------------------------------------------------------------------------
                        Nextel Communications Inc.    Nextel is building a network to provide digital wireless
                                                      communications services that ultimately will have a
                                                      nationwide footprint. The company currently has service
                                                      in over 225 cities and expects service to cover 85% of
                                                      the US population by the end of 1998. The company has
                                                      over 1.2 million units in service. Our holdings include
                                                      bonds of 100%-owned Cencall Communications.                               1.8
                        ------------------------------------------------------------------------------------------------------------
                        Call-Net Enterprises Inc.     The company is the largest alternative provider of long
                                                      distance telephone services in Canada, marketing under
                                                      the brand name Sprint Canada. Sprint Communications
                                                      Company L.P., the third-largest long distance services
                                                      carrier in the United States, owns approximately 25% of
                                                      the company's shares.                                                     1.5
                        ------------------------------------------------------------------------------------------------------------
                        Time Warner Inc.              Time Warner is a media and entertainment company
                                                      covering entertainment, cable networks, publishing and
                                                      cable operations. The company has interests in movie and
                                                      television production, recorded music, music publishing,
                                                      cable-TV programming, magazine and book publishing and
                                                      cable-TV service.                                                         1.5
                        ------------------------------------------------------------------------------------------------------------
                        Nextlink                      Nextlink provides local, long distance and enhanced
                        Communications Inc.           telephone communications services to commercial
                                                      customers. The company operates in 24 markets in seven
                                                      states.                                                                   1.5
                        ------------------------------------------------------------------------------------------------------------
                        Tucson Electric & Power Co.   This electric utility serves Tucson, Arizona, and surrounding areas. Our bonds are secured lease obligation bonds on the
                                                      company's Springerville coal-fired power generation plant.                1.4
                        ------------------------------------------------------------------------------------------------------------
                        Telefonica de Argentina S.A.  Telefonica de Argentina provides monopoly telephone service to the southern half of Argentina, including
                                                      about half the Buenos Aires metropolitan area where
                                                      nearly one third of Argentina's population is located.                    1.4
                        ------------------------------------------------------------------------------------------------------------
                        Greate Bay Property           Greate Bay Property Funding finances the Sands Casino in
                        Funding Corp.                 Atlantic City, which is the ultimate security for these first
                                                      mortgage bonds                                                            1.3
                        ------------------------------------------------------------------------------------------------------------
                        Sequa Corp.                   Sequa is a diversified industrial company whose business
                                                      lines include aerospace, machinery and metal coatings,
                                                      and specialty chemicals. Within these categories, Sequa
                                                      produces such products as solid rocket fuel propulsion
                                                      systems, protective coatings and a bleach activator.                      1.3
                        ------------------------------------------------------------------------------------------------------------


                                    18 & 19

Officers and Directors

Arthur Zeikel, President and Director
Joe Grills, Director
Walter Mintz, Director
Robert S. Salomon Jr., Director
Melvin R. Seiden, Director
Stephen B. Swensrud, Director
Terry K. Glenn, Executive Vice President
Vincent T. Lathbury III, Senior Vice President
Joseph T. Monagle Jr., Senior Vice President
Donald C. Burke, Vice President
Elizabeth M. Phillips, Vice President
Gerald M. Richard, Treasurer
Patrick D. Sweeney, Secretary

Custodian

The Chase Manhattan Bank
4 MetroTech Center, 18th Floor
Brooklyn, NY 11245

Transfer Agent

State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

NYSE Symbol
COY

This report, including the financial information herein, is transmitted to the shareholders of Corporate High Yield Fund, Inc. for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of the Fund or any securities mentioned in the report. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock to provide Common Stock shareholders with a potentially higher rate of return. Leverage creates risk for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of Common Stock shares, and the risk that fluctuations in short-term interest rates may reduce the Common Stock's yield. Statements and other information herein are as dated and are subject to change.


Corporate High
Yield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011                                                          #16718--5/98

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